UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2011

Commission file number 333-163035

Hyperera, Inc.
((Exact name of registrant as specified in its charter)

Nevada	7370	26-2007556
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	IRS I.D.

2316 S. Wentworth Ave Chicago, IL	60616
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number:  312-842-2288

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The registrant’s board of directors concluded that previously issued unaudited financial statements, covering the period January 1, 2010 through September 30, 2010 should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20, as may be modified, supplemented or succeeded.

The date of the conclusion regarding the non-reliance on previously issued financial statements, covering the period January 1, 2010 through September 30, 2010 was April 18, 2011.

A brief description of the facts underlying the conclusion to the extent known to the registrant at the time of filing is as follows:

In the previous issued unaudited financial statements for nine months ended September 30, 2010, the sales revenue incurred for the period January 1, 2010 through September 30, 2010, was recognized when the products were delivered or service rendered to customers.  In accordance with the Securities and Exchange Commission’s (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,”: Revenue is considered realized and earned when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the Company’s fee to its customer is fixed or determinable; and collection of the resulting receivable is reasonably assured; revenues are recognized from product sales upon shipment, which is the point in time when risk of loss is transferred to the customer, net of estimated returns and allowances.  The Company did have three sales orders for software installations in September 2010, however the software sales and services were unfinished, and there were no software sales revenue recognized.  Therefore, the comparative financial statements of prior periods have been adjusted to apply the correct method retrospectively.  The following financial statement line items for the period January 1, 2010 through September 30, 2010 were affected by the change of the financial data.

In the following consolidated financial statements as of September 30, 2010, the error in the previous issued financial statement has adjusted.   The total sales for nine months ended September 30, 2010 were corrected to $162,840; therefore, the total net loss was $93,321.  And the deficit accumulated during the development stage was adjusted to $(183,565); therefore, the total stockholder’s equity was $491,979 as of September 30, 2010.

HYPERERA, INC
(A Development Stage Enterprise)
CONSOLIDATED BALANCE SHEET

	September 30	September 30
	2010	2010
	(Unaudited)	(Unaudited)
	As Reported	As Adjusted

ASSETS
Current assets:
Cash and cash equivalents	$345,036	$345,036
Accounts receivable, net	191,029	-
Total Current Assets	$536,065	$345,036

Other current assets:
Prepaid expenses	65,000	65,000
Stock subscription receivable	105,144	105,144
Loan to shareholders/officer	-	-
Total Other Current Assets	$170,144	$170,144

TOTAL ASSETS	$706,209	$515,180

LIABILITIES & EQUITY
Current liabilities:
Account payable	$-	$-
Loan from shareholders/officer	98,642	23,201
Payroll liabilities	-	-
Total Current Liabilities	$98,642	$23,201

Stockholders' Equity:
Common stock, $0.001 par value;
200,000,000 shares authorized;
30,029,000 shares issued and outstanding.	$30,029	$30,029
Paid-in capital	$646,141	$646,141
Deficit accumulated during the development stage	(67,977)	(183,565)
Accumulated other comprehensive loss	(626)	(626)

Total Stockholders' Equity	$607,567	$491,979
TOTAL LIABILITIES & EQUITY	$706,209	$515,180

HYPERERA, INC
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF OPERATION

					Cumulative from	Cumulative from
	Nine Months Ended	Nine Months Ended	Three Months Ended	Three Months Ended	February 19, 2008 (Date	February 19, 2008 (Date
	September 30	September 30	September 30	September 30	of Inception) Through	of Inception) Through
	2010	2010	2010	2010	September 30, 2010	September 30, 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	As Reported	As Adjusted	As Reported	As Adjusted	As Reported	As Adjusted
Revenues	$461,369	$162,840	$236,029	$-	$527,387	$228,858
Cost of Goods Sold	330,941	148,000	152,941	-	390,939	207,998
Gross Profit	$130,428	$14,840	$83,088	$-	$136,448	$20,860
Operating Expenses:
Research and development	-	-		-	-	-

Selling, general and administrative expenses	108,163	108,163	31,529	31,529	204,490	204,490

Depreciation and amortization expenses	-	-		-	-	-
Total Operating Expenses	$108,163	$108,163	$31,529	$31,529	$204,490	$204,490

Operating Income (Loss)	$22,265	$(93,323)	$51,559	$(31,529)	$(68,042)	$(183,630)
					-	-
Investment income, net	$2	$2	$2	$2	$65	$65
Interest expense, net	-	-	-	-	-	-
Income (loss) before income taxes	22,267	(93,321)	51,561	(31,527)	(67,977)	(183,565)
Income tax expense	-				-	-
Net Income (Loss)	$22,267	$(93,321)	$51,561	$(31,527)	$(67,977)	$(183,565)

Net income (loss) per common share- Basics	$0.00	$(0.00)	$0.00	$(0.00)	$(0.00)	$(0.01)
Net income (loss) per common share- Diluted	$0.00	$(0.00)	$0.00	$(0.00)	$(0.00)	$(0.01)

Other comprehensive loss, net of tax:
Foreign currency translation adjustments	(173)	(173)	(26)	(26)	(626)	(626)
Other comprehensive Income (loss)	$(173)	$(173)	$(26)	$(26)	$(626)	$(626)
Comprehensive Income (Loss)	$22,094	$(93,494)	$51,535	$(31,553)	$(68,603)	$(184,191)

HYPERERA, INC
(A Development Stage Enterprise)
STATEMENT OF STOCKHOLDERS EQUITY (Unaudited)
The Period February 19, 2008 ( Date of Inception) through September 30, 2010
				Deficit
As Adjusted				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Equity
Issuance of common stocks
to shareholders @0.001 per
share on February 19, 2008	20,000,000	$20,000	$-	$-		$20,000

Issuance of common stocks
to shareholders @0.03 per
share on March 31, 2008	5,200,000	$5,200	$150,800			$156,000

Issuance of common stocks
to shareholders @0.03 per
share on April 28, 2008	1,400,000	$1,400	$40,600			$42,000

Issuance of common stocks
to shareholders @0.03 per
share on July 20, 2008	1,200,000	$1,200	$34,800			$36,000

Issuance of common stocks
to Williams @0.03 per share
on July 20, 2008	139,000	$139	$4,031			$4,170

Adjustment for Exchange
rate changes					$(311)	$(311)

Net loss for the period
ended December 31, 2008				$(51,611)		$(51,611)
Balance, December 31, 2008	27,939,000	$27,939	$230,231	$(51,611)	$(311)	$206,248

Issuance of common stocks
to shareholders @0.20 per
share on December 15, 2009	60,000	$60	$11,940			$12,000

Adjustment for Exchange
rate changes					$(142)	$(142)

Net loss for the period
ended December 31, 2009				$(38,633)		$(38,633)
Balance, December 31, 2009	27,999,000	$27,999	$242,171	$(90,244)	$(453)	$179,473

Issuance of common stocks
to shareholders @0.20 per
share on September 30, 2010	2,030,000	$2,030	$403,970			$406,000

Adjustment for Exchange
rate changes					$(173)	$(173)

Net loss for the period
ended September 30, 2010				$(93,321)		$(93,321)
Balance, September 30, 2010	30,029,000	$30,029	$646,141	$(183,565)	$(626)	$491,979

HYPERERA, INC
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF CASH FLOWS
					Cumulative from	Cumulative from
	Nine Months Ended	Nine Months Ended	Three Months Ended	Three Months Ended	February 19, 2008	February 19, 2008
	September 30	September 30	September 30	September 30	(Date of Inception) to	(Date of Inception) to
	2010	2010	2010	2010	September 30, 2010	September 30, 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	As Reported	As Adjusted	As Reported	As Adjusted	As Reported	As Adjusted
Operating Activities:
Net Income (Loss)	$22,267	$(93,321)	$51,561	$(31,527)	$(67,977)	$(183,565)
Adjustments to reconcile net income to net cash provided
by operating activities:
Non-cash portion of share based legal fee expense	-	-	-	-	4,170	4,170
Account receivable	(191,029)	-	(138,529)	-	(191,029)	-
Prepaid expenses	83,600	83,600	110,324	83,600	(65,000)	(65,000)
Loan to shareholders/officer	-	-	-	-	-	-
Account payable	-	-	-	-	-	-
Payroll liabilities	-	-	-	-	-	-
Loan from shareholders	45,011	(30,430)	13,884	(14,833)	98,642	23,201
Net cash provided by operating activities	$(40,151)	$(40,151)	$37,240	$37,240	$(221,194)	$(221,194)

Investing Activities:
Net cash provided by investing activities	$-	$-	$-	$-	$-	$-

Financing Activities:
Proceeds from issuance of common stock	300,856	300,856	300,856	300,856	566,856	566,856
Net cash provided by financing activities	$300,856	$300,856	$300,856	$300,856	$566,856	$566,856

Effect of Exchange Rate on Cash	$(173)	$(173)	$(26)	$(26)	$(626)	$(626)
Net increase (decrease) in cash and cash equivalents	$260,532	$260,532	$338,070	$338,070	$345,036	$345,036
Cash and cash equivalents at beginning of the year	$84,504	$84,504	$6,966	$6,966	$-	$-
Cash and cash equivalents at end of year	$345,036	$345,036	$345,036	$345,036	$345,036	$345,036

Supplemental schedule of non-cash investing and financing activities:
Common stock issued pursuant to stock
subscription receivable (Note D)	$105,144	$-	$105,144	$-	$105,144	$105,144

Zhiyong Li, CEO and an authorized officer of the registrant, discussed with the registrant’s board directors the matters disclosed in this filing pursuant to this Item 4.02(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Hyperera, Inc.

Dated: 05/13/2011	By:	/s/ Zhiyong Li
Zhiyong Li
Chief Executive Officer